UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 23, 2005

                         FLATBUSH FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                       0-50377                 11-3700733
-----------------------------      --------------------      -------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


2146 Nostrand Avenue, Brooklyn, New York                                11210
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (718) 859-6800
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors;
           --------------------------------------------------------------------
           Appointment of Principal Officers.
           ----------------------------------

      On November 23, 2005, Flatbush Federal Bancorp, Inc. announced the retirement of its Chief Executive Officer and President and the appointment of his successor, effective January 31, 2006. The press release is attached as
Exhibit 99.1

Item 9.01  Financial Statements and Exhibits
           ---------------------------------

(a)        Financial Statements of businesses acquired. Not Applicable.

(b)        Pro forma financial information. Not Applicable.

(c)        Exhibits.

           The following Exhibit is attached as part of this report:

                  99.1 Press Release dated November 23, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   FLATBUSH FEDERAL BANCORP, INC.



DATE: November 23, 2005            By:  /s/ Anthony J. Monteverdi
                                        ---------------------------------------
                                        Anthony J. Monteverdi
                                        Chairman, President and Chief Executive
                                        Officer


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                                  EXHIBIT INDEX

Exhibit No.                           Description
-----------                           -----------

99.1                                  Press Release dated November 23, 2005